PORTIONS OF THIS EXHIBIT IDENTIFIED BY "***" HAVE BEEN DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE FREEDOM OF INFORMATION ACT.

                              EXHIBIT 10(H)(i)

              AGREEMENT FOR COLLABORATIVE PROGRAM 1996-1997.


The basis of our further cooperation are included in the summary letter of January 25, 1996 (Dr., Stumpf - Dr. Le Bars,) and in the letter of August 19, 1996 (Dr. K.P. Schwabe - Dr. T.M. Itil).

The main activity for further cooperation between Dr. Le Bars and Schwabe Company is the monitoring and the completion of the *******************-Study according to rules and regulations for a Good Clinical Practice. In order to avoid any problems to achieve the goal, we decided to take into account the previous; contracts and agreement related to the study (Contractual Agreement for Therapy Resistant Depression Program of June 22th 92, including respect of the study protocol and addendum, data analysis, reporting; and sponsor ownership).

The remaining financial figures related to these agreements are as follow:

Fourth and final payment, ****************** Study          ********** U$
letters Jan. 25th and Aug. 19th 1996                        ********** U$
                                                            ********** U$

There are at this time no further financial commitments between Schwabe and HZI Therefore it was decided to use the above mentioned Budget for the following activities in 1996 and 1997:

1.    Study ******

      1.1) Preparing for further publications 1996-1997 deeding with:

            - Definition of clinical responders
            - Correlation of clinical data with ***** and ****
            - special statistical analyses for trend or estimated outcome

      1.2) A final report of the study supporting the publication and approved by Dr Le Bars will be submitted to Schwabe.

2.    **************-Program

      2.1) Preparation of an addendum to specify or update outcome measures and statistical analyses of the study.

      2.2) Monitoring the data entered in the CRF and update of the computerized data if necessary.

      2.3) Visit of centers, consolidation of different data and close out.

      2.4)  Analyses and Preparation of the final report.

      2.5) submission and approval by WHO and investigators of final report and agreement that all results belong to Schwabe in accordance within HZI- SCHWABE June 22th 92 contract .

3. The discussions on future projects with **** could not provide definite decisions on study to be performed particularly because **** is still ongoing, at least as analysis, reporting and publication are concerned, and because the **** program is not yet completed at the date of this agreement. However, in order to maintain opportunities for further collaboration, the following has been agreed upon:

      Within the frame of the future **** program ( with ****), Dr. Le Bars will be a member of the advisory board. He will present, if necessary in December, the Schwabe data to interested parties. In addition Dr Le Bars will help Schwabe to take care of the progression of the **** study.

      Financial support will be allocated within the current 96-97 budget to Dr. Le Bars shall be included in the future **** study as an investigator center, as already mentioned in the August letter. The amount of patients and the total cost of this participation will be independent if the current budget and may follow the future study figure and requirement.

      The issues developed in the above chapter 3 will only come in force when the study will be initiated and in this case, an extra contractual agreement will be finalized (most likely within second semester of 97).


Budget for 1996/1997

Dr. Le Bars Involvement

********** U$     (no later than end of Oct. 1996)
                  Monitoring of ***** and *****
                  (2.1, 2.2, 2.3 and 1.1)

*********  U$     after finishing ***** publication (1.1) and
                  submission of supportive data set as reported in (1.2).

*********  U$     after completion of the ***** study enrollment and
                  If the monitoring of the data, respecting all points of chapter 2, is satisfactory for Schwabe advisory committee. If the clause is no longer applicable the unused funds will be reallocated to future collaborative work.

********** U$     at the submission to Schwabe of the **** deposition data
                  set, analysis and report of the study (2.4, 2.5)


HZI and Dr. Itil agreement

An advanced payment of ***** U$ will Immediately be paid to complete the **** study enrollment and finalize the data collection.

In addition, ***** U$ will immediately be paid to cover the cost of the addendum of the ***** study protocol and to initiate the conceptualization and the drafting of a future ***** protocol. However these funds will be paid at the one condition that the whole current agreement is approved, dated and signed by Dr. Itil.

By signing and dating the current document all parties, represented by Dr. T.M. Itil, Dr. P. Le Bars and Dr. H. Slumpf agree that any relevant conditions specified in this document, come in modification of the original contractual agreements, or projects included in previous letters of intent.


Dr. H. Stump, date and signature:   s/Dr. H.Stumpf   October 23, 1996

Dr. P. Le Bars, date and signature:  s/Dr. P. LeBars,  October 23, 1996

Dr. T.M. Itil, date and signature:  __________________________________



PORTIONS OF THIS EXHIBIT IDENTIFIED BY "***" HAVE BEEN DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE FREEDOM OF INFORMATION ACT.



                              EXHIBIT 10(H)(ii)

Hoechst-Roussel Pharmaceuticals Inc.
Route 202-206 ~ P.O. Box 2500 ~ Somerville, NJ 08876-1258
-----------------------------------------------------------------------------------------------------
AGREEMENT FOR GRANT ASSISTANCE FOR CLINICAL INVESTIGATION                             PAGE 1 OF 2
-----------------------------------------------------------------------------------------------------
NAME OR CODE NUMBER OF DRUG                    PROTOCOL NUMBER
                   *******                     ***
-----------------------------------------------------------------------------------------------------
***********************************************************************************************
                                       **************
-----------------------------------------------------------------------------------------------------
            SPONSOR                    PRINCIPAL INVESTIGATOR(S)        MAKE CHECKS PAYABLE TO:
-----------------------------------------------------------------------------------------------------
Clinical Research Department          NAME AND ADDRESS:               NAME AND ADDRESS:
Hoechst-Roussel Pharmaceuticals Inc.
Route 202-206, P.O. Box 2500          Turan Itil, M.D.                HZI Research Center Inc.
Sommerville, New Jersey               2HZI Research Center Inc.       150 White Plains Road
08876-1258                            150 White Plains Road           Tarrytown, NY  10591
By:   F. Jacob Huff, M.D.             Tarrytown, NY  10591
            Medical Director
            Clinical Neuroscince      INVESTIGATOR NUMBER:  117       SOCIAL SECURITY OR FEDERAL
                                                                        ID NUMBER: 13-2772841
--------------------------------------------------------------- -------------------------------------

The undersigned submits this state-   Principal Investigator(s) also
 ment as a condition for receiving     agrees that he/she and appropriate
 grant assistance for the study of     ancillary staff will be available
 the above named drug:                 for and assist with any and all
                                       sponsor monitoring visits and spon-
 1.A  If payment is to be made to the  sor or regulatory agency audits of
 Principal Investigator(s) directly.   investigator's study records and
 The study will be conducted by the    procedures, as part of the Agreement
 undersigned in accordance with the    for Grant Assistance for Clinical
 plan of investigator described in     Investigation.
 the above-referenced protocol and
 Detailed Cost Breakdown Per Subject.  5.   Grant checks are to be made
 No changes shall be made in the pro-  payable by the Sponsor to the Prin-
 tocol or Detailed Cost Breakdown      cipal Investigator(s) or additional
 except by mutual agreement in writ-   Authorized Payee(s) and sent to the
 ing between the Sponsor and Princi-   addressee(s) listed above. The total
 pal Investigator(s).                  grant may be paid by pre-determined
                                       installments agreed to by both the
 1.B  If payment is to be made to an   Sponsor and Principal Investiga-
 Authorized Payee acting as an agent   tor(s)
 of Principal Investigator(s). The
 undersigned Principal Investiga-      6.   The Sponsor is required to file
 tor(s) by executing page 1 of the     an IRS From 1099 with the U.S. In-
 Agreement for Grant Assistance for    ternal Revenue Service for all pay-
 Clinical Investigation agrees to      ees. The Principal Investigator(s)
 conduct the study in accordance with  is, therefore, required to furnish
 the plan of investigation and the     the Sponsor with the Social Security
 terms of the Detailed Cost Breakdown or Federal Identification Number for Per Subject and authorizes the Spon- all payees.
 sor to pay the Authorized Payee di-
 rectly ail monies which are the sub-  7.   Because of governmental regula-
 ject of grant assistance. The Autho- tions concerning freedom of informa-rized Payee, as agent of the Princi- tion, the following has been added pal Investigator(s) by executing the to this agreement:
 Detailed Cost Breakdown Per Subject
 form agrees to disburse all monies    Expect to the extent of prior public
 received  from the Sponsor,, in ac-   disclosure by the Sponsor the Spon-
 cordance therewith. The Principal     sor regards the following matters
 Investigator(s) and the Authorized    pertaining to the study to be confi-
 Payee.                                dential information: the nature of
                                       the compound under investigation,
 2.   The Principal Investigator(s)    the protocol, and all raw data with
 is responsible for ensuring the       respect to the safety and efficacy,
 scheduled enrollment of subjects and  of the compound. The Principal In-
 for the recording of all observa-     vestigator(s) agrees that such in-
 tions and other pertinent data on     formation will not be disclosed to
 the case report forms to be supplied  third parties except where autho-
 by the Sponsor. All data relevant to  rized by the Sponsor or where re-
 the investigational plan shall be     quired by law.  Further, the Princi-
 made available b the Sponsor on re-   pal Investigator(s) agrees not to
 quest.                                publish the results of the study
                                       until the Sponsor has reviewed the
 3.   Both Sponsor and Principal In-   Principal Investigator(s) s proposed
 vestigator(s) agree to comply with    publication  manuscript.
 all applicable government regula-
 tions.                                8.   The Sponsor shall have the
                                       right to terminate this study at any
 4.   The Principal Investigator(s)    time effective upon written notifi-
 understands that the results of the   cation to the Principal Investiga-
 study may be used by the Sponsor in   tor(s). The Principal Investiga-
 support of an application for new     tor(s) agrees to return a prorated
 drug approval. Therefore, upon com-   portion of the grant based on the
 pletion of the study, the Principal   percent of the total patient popula-
 Investigator(s) agrees to cooperate   tion in the attached protocol not
 with the Sponsor, upon request, in    enrolled by reason of such termina-
 the preparation and review of any     tion.  Sponsor agrees to reimburse
 reports, including a final study      the Principal Investigator(s) for
 report of the results of the study    reasonable costs incurred pursuant
 and agrees to acknowledge same by     to this agreement which have not
 written signature.                    otherwise been reimbursed by the
                                       Sponsor, provided that this reim-
                                       bursement shall not be made if ter-
                                       mination is based upon failure of
                                       the Principal Investigator(s) to
                                       adhere to the attached protocol or
                                       to any other provisions of this
                                       agreement.


------------------------------------------------------------------------------
 SIGNATURE(S) OF PRINCIPAL INVESTIGATOR(S)           DATE April 12,1995
    s/Turan Itil, M.D.
------------------------------------------------------------------------------
 SIGNATURE OF VICE PRESIDENT OF GROUP
 BUSINESS DEVELOPMENT AND ADMINISTRATION             DATE
    Donald G. Whitcomb
------------------------------------------------------------------------------




HOECHST-ROUSSEL PHARMACEUTICALS INC.

Route 202-206 ~ P.O. Box 2500 ~ Somerville, NJ 08876-1258
----------------------------------------------------------------------------------------------
DETAILED COST BREAKDOWN PER SUBJECT                                               PAGE 2 OF 2
----------------------------------------------------------------------------------------------

NAME OR CODE NUMBER OF DRUG  PROTOCOL NUMBER    PRINCIPAL INVESTIGATOR(S)      DATE OF REQUEST
          *******            ***                Turan Itil, M.D.
---------------------------- ------------------ ------------------------------ ---------------

STUDY START DATE          STUDY COMPLETION DATE     NO. OF SUBJECTS (ACCORDING TO PROTOCOL)
MARCH 1995                MAY 1997                  at least ** completed
------------------------- ------------------------- ------------------------------------------

----------------------------------------------------------------------------------------------
1.  CLINICAL COSTS - FEES FOR SERVICES (PER SUBJECT)                             $ ********
      SPECIFY IN DETAIL
*********************************, **********************, ***************
----------------------------------------------------------------------------------------------
************ Exam (**************), *********** (*********)                       $ ******
----------------------------------------------------------------------------------------------
**************, **************, *************, **************                     $ ******
----------------------------------------------------------------------------------------------
****************, **********************, *************, *************           $ ********
----------------------------------------------------------------------------------------------
2.  LABORATORY TEST COSTS (PER SUBJECT)
     SPECIFY IN DETAIL
************, **********, *************************************************       $ ******
----------------------------------------------------------------------------------------------
***************************                                                       $ ******
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
3.  ********************************                                              $ ******
----------------------------------------------------------------------------------------------
4.  *********** (PER SUBJECT)
     SPECIFY IN DETAIL
************** - if required                                                      $ *****
************** - if required                                                      $ ******
----------------------------------------------------------------------------------------------
5.  *********** AND *********** COSTS (PER SUBJECT)                               $ ******
----------------------------------------------------------------------------------------------
6.  OTHER COSTS (PER SUBJECT)
     SPECIFY IN DETAIL
Recruitment, Screening/Attrition, Other Records Administration, Patient and       $ ********
Caregiver Lunches, Patient Transport and Administrative Fee
----------------------------------------------------------------------------------------------
*** Processing                                                                    $ *****
----------------------------------------------------------------------------------------------
******/******* ******                                                             $ ********
----------------------------------------------------------------------------------------------
TOTAL COSTS PER SUBJECT                                                           $ *********
----------------------------------------------------------------------------------------------
TOTAL GRANT REQUEST (Total Cost Per Subject x Number of Subjects)                 $ **********
------------------------------------------------------------------------------ ---------------
SUBMITTED: MEDICAL DIRECTOR           DATE    SIGNATURE OF PRINCIPAL INVESTIGATOR(S)     DATE
          CLINICAL NEUROSCIENCE
s/F. Jacob Huff, M.D.      March 11, 1995     s/Turan Itil, M.D.            April 12, 1995
----------------------------------------------------------------------------------------------
APPROVED: VICE PRESIDENT GROUP BUSINESS
DEVELOPMENT  AND ADMINISTRATION       DATE
Donald G. Whitcomb
----------------------------------------------  ---------------------------------------------
COPIES TO:   CRD CENTRAL FILES  o   FINANCE AND ACCOUNTING  o   SPONSOR  o   INVESTIGATOR



HOECHST MARION ROUSSEL, INC.
Route 202-206 .  P.O.  Box 6800 . Bridgewater, NJ 08807-0800
Telephone (908) 231-2000
-------------------------------------------------------------------------
Direct Dial (908) 231-3138
Fax:  (908) 231-3324





                                                June 14, 1996


Turan Itil, M.D.
HZI Research Center, Inc.
150 White Plains Road
Tarrytown, NY 10591

RE: ******************** AMENDMENT 5 - AGREEMENT FOR METHOD OF PAYMENT

Dear Dr. Itil:

By signing this letter and the attached schedule you agree to the method of payment described below for this ******* study amendment for an open-label extension of treatment.

Payments will be issued for work done on the basis of the number of visits completed in the treatment extension period by each subject during the interval following the previous payment. The table attached provides the amount payable for each completed visit. Costs for prematurely terminated patients will be paid on the basis of work done referring to the unit costs in the attached table.

As indicated in the protocol, HMR reserves the option to discontinue the study at your site at any time following initiation. In this event, HMR would reimburse your site only for expenses incurred to that point.

We look forward to hearing from you.


                                                With best regards,


                                                s/Dr. Ralph J. Nash

                                                Dr. Ralph J. Nash
                                                Associate Director
                                                Clinical Neuroscience




I accept the conditions of payment specified in this letter and the attached table.


s/Dr. Turan Itil
Investigator's Signature                        Date

Note:  Also sign attached table





******************* AMENDMENT 5    METHOD OF PAYMENT SCHEDULE                 6/13/96
-------------------------------------------------------------------------------------------------------------
                  VISIT   20      21     22     23     24     25    26      27     28    29     30
PROCEDURE                                                                                             TOTAL
****                       **      **            **            **            **                         ***
***                                **                                                                    **
***                                **                                                                    **
****                               **                                                                    **
***                                **                                                                    **
****                              ***                                                                   ***
**********                        ***                                                                   ***
****************           **      **            **            **            **           **     **     ***
*******************                **                                                                    **
****************           **      **            **            **            **           **     **      **
***                        **      **                                                            **     ***
***********                **      **     **     **     **     **    **      **     **    **     **     ***
**************            ***     ***                         ***                               ***     ***
**********                ***     ***                         ***                               ***     ***
********************               **     **     **     **     **    **      **     **    **     **     ***
*****                      **      **     **     **     **     **    **      **     **    **     **    ****
**************                     **                                                                    **
********************       **      **     **     **     **     **    **      **     **    **     **     ***
                 TOTALS   ***     ***    ***    ***    ***    ***   ***     ***    ***   ***    ***    ****
----------------------- -----  ------ ------ ------ ------ ------ -----  ------ ------ ----- ------ -------


I ACCEPT THE METHOD OF PAYMENT DESCRIBED ABOVE.    ___________________________________
                                                    SIGNATURE                                        DATE




PORTIONS OF THIS EXHIBIT IDENTIFIED BY "***" HAVE BEEN DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE FREEDOM OF INFORMATION ACT.



                             EXHIBIT 10(H)(iii)

HOECHST-ROUSSEL PHARMACEUTICALS INC.

Route 202-206 ~ P.O. Box 2500 ~ Somerville, NJ 08876-1258
--------------------------------------------------------------------------------------------
AGREEMENT FOR GRANT ASSISTANCE FOR CLINICAL INVESTIGATION                        PAGE 1 OF 2

---------------------------------------------------------------------------------------------
NAME OR CODE NUMBER OF DRUG                    PROTOCOL NUMBER
                   *******                     ***
---------------------------------------------- ----------------------------------------------
PROTOCOL TITLE
*********************************************************************** *********************
---------------------------------------------------------------------------------------------

            SPONSOR                PRINCIPAL INVESTIGATOR(S)      MAKE CHECKS PAYABLE TO:
Clinical Research Department          NAME AND ADDRESS:             NAME AND ADDRESS:
Hoechst-Roussel Pharmaceuticals Inc.
Route 202-206, P.O. Box 2500          Turan Itil, M.D.              HZI Research Center Inc.
Sommerville, New Jersey 08876-1258    HZI Research Center Inc.      150 White Plains Road
                                      150 White Plains Road         Tarrytown, NY  10591
By:   F. Jacob Huff, M.D.             Tarrytown, NY  10591
      Medical Director
      Clinical Neuroscince            INVESTIGATOR NUMBER:  117     SOCIAL SECURITY OR FEDERAL
                                                                     ID NUMBER: 13-2772841
------------------------------- ------------------------------- -----------------------------



 The undersigned submits this state-   Principal Investigator(s) also
 ment as a condition for receiving     agrees that he/she and appropriate
 grant assistance for the study of     ancillary staff will be available
 the above named drug:                 for and assist with any and all
                                       sponsor monitoring visits and spon-
 1.A  If payment is to be made to the  sor or regulatory agency audits of
 Principal Investigator(s) directly.   investigator's study records and
 The study will be conducted by the    procedures, as part of the Agreement
 undersigned in accordance with the    for Grant Assistance for Clinical
 plan of investigator described in     Investigation.
 the above-referenced protocol and
 Detailed Cost Breakdown Per Subject.  5.   Grant checks are to be made
 No changes shall be made in the pro-  payable by the Sponsor to the Prin-
 tocol or Detailed Cost Breakdown      cipal Investigator(s) or additional
 except by mutual agreement in writ-   Authorized Payee(s) and sent to the
 ing between the Sponsor and Princi-   addressee(s) listed above.  The to-
 pal Investigator(s).                  tal grant may be paid by pre-deter-
                                       mined installments agreed to by both
 1.B  If payment is to be made to an   the Sponsor and Principal Investiga-
 Authorized Payee acting as an agent   tor(s)
 of Principal Investigator(s). The
 undersigned Principal Investiga-      6.   The Sponsor is required to file
 tor(s) by executing page 1 of the     an IRS Form 1099 with the U.S. In-
 Agreement for Grant Assistance for    ternal Revenue Service for all pay-
 Clinical Investigation agrees to      ees.  The Principal Investigator(s)
 conduct the study h accordance with   is, therefore, required to furnish
 the plan of investigation and the     the Sponsor with the Social Security
 terms of the Detailed Cost Breakdown or Federal Identification Number for Per Subject and authorizes the Spon- all payees.
 sor to pay the Authorized Payee di-
 rectly ail monies which are the sub-  7.   Because of governmental regula-
 ject of grant assistance.  The Au-    tions concerning freedom of informa-
 thorized Payee, as agent of the       tion, the following has been added
 Principal Investigator(s) by execut-  to this agreement:
 ing the Detailed Cost Breakdown Per
 SubJect form agrees to disburse all   Expect to the extent of prior public
 monies received  from the Sponsor,,   disclosure by the Sponsor the Spon-
 in accordance therewith.   The Prin-  sor regards the following matters
 cipal Investigator(s) and the Autho-  pertaining to the study to be confi-
 rized Payee.                          dential information: the nature of
                                       the compound under investigation,
 2.   The Principal Investigator(s)    the protocol, and all raw data with
 is responsible for ensuring the       respect to the safety and efficacy,
 scheduled enrollment of subjects and  of the compound. The Principal In-
 for the recording of all observa-     vestigator(s) agrees that such in-
 tions and other pertinent data on     formation will not be disclosed to
 the case report forms to be supplied  third parties except where autho-
 by the Sponsor. All data relevant to  rized by the Sponsor or where re-
 the investigational plan shall be     quired by law.  Further, the Princi-
 made available b the Sponsor on re-   pal Investigator(s) agrees not to
 quest.                                publish the results of the study
                                       until the Sponsor has reviewed the
 3.   Both Sponsor and Principal In-   Principal Investigator(s) s proposed
 vestigator(s) agree to comply with    publication manuscript.
 all applicable government regula-
 tions.                                8.   The Sponsor shall have the
                                       right to terminate this study at any
 4.   The Principal Investigator(s)    time effective upon written notifi-
 understands that the results of the   cation to the Principal Investiga-
 study may be used by the Sponsor in   tor(s). The Principal Investiga-
 support of an application for new     tor(s) agrees to return a prorated
 drug approval. Therefore, upon com-   portion of the grant based on the
 pletion of the study, the Principal   percent of the total patient popula-
 Investigator(s) agrees to cooperate   tion in the attached protocol not
 with the Sponsor, upon request, in    enrolled by reason of such termina-
 the preparation and review of any     tion.  Sponsor agrees to reimburse
 reports, including a final study      the Principal Investigator(s) for
 report of the results of the study    reasonable costs incurred pursuant
 and agrees to acknowledge same by     to this agreement which have not
 written signature.                    otherwise been reimbursed by the
                                       Sponsor, provided that this reim-
                                       bursement shall not be made if ter-
                                       mination is based upon failure of
                                       the Principal Investigator(s) to
                                       adhere to the attached protocol or
                                       to any other provisions of this
                                       agreement.

------------------------------------------------------------------------------
 SIGNATURE(S) OF PRINCIPAL INVESTIGATOR(S)               DATE
    Turan Itil, M.D.
------------------------------------------------------------------------------
 SIGNATURE OF     HOECHST-ROUSSEL PHARMACEUTICALS INC.   DATE
   Rebecca A. Hyde, Business Director Neuroscience
------------------------------------------------------------------------------






HOECHST-ROUSSEL PHARMACEUTICALS INC.
Route 202-206 ~ P.O. Box 2500 ~ Somerville, NJ 08876-1258
-----------------------------------------------------------------------------------------------
DETAILED COST BREAKDOWN PER SUBJECT
PAGE 2 OF 2
-----------------------------------------------------------------------------------------------
NAME OR CODE NUMBER OF DRUG  PROTOCOL NUMBER    PRINCIPAL INVESTIGATOR(S)      DATE OF REQUEST
          *******            ***                Turan Itil, M.D.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
STUDY START DATE          STUDY COMPLETION DATE     NO. OF SUBJECTS (ACCORDING TO PROTOCOL)
MARCH 1995                MAY 1997                  at least ** completed
------------------------- ------------------------- ------------------------------------------
1.  CLINICAL COSTS - FEES FOR SERVICES (PER SUBJECT)
      SPECIFY IN DETAIL
*****************************, *******************, **********************        $ ********
----------------------------------------------------------------------------------------------
****************************, *****************                                   $ ******
----------------------------------------------------------------------------------------------
******************************, *************, **************                     $ ******
----------------------------------------------------------------------------------------------
***************, *********************, *************, *************              $ ********
----------------------------------------------------------------------------------------------
2.  LABORATORY TEST COSTS (PER SUBJECT)
     SPECIFY IN DETAIL
************, **********, ************************************************        $ ******
----------------------------------------------------------------------------------------------
***************************                                                       $ ******
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
3.  ********* (PER SUBJECT) *********                                             $ ******
----------------------------------------------------------------------------------------------
4.  *********** (PER SUBJECT)
     SPECIFY IN DETAIL
************** - if required                                                      $ *****
----------------------------------------------------------------------------------------------
************** - if required                                                      $ ******
----------------------------------------------------------------------------------------------
5.  *********** AND ************ COSTS (PER SUBJECT)                              $ ******
----------------------------------------------------------------------------------------------
6.  OTHER COSTS (PER SUBJECT)
     SPECIFY IN DETAIL
Recruitment, Screening/Attrition, Other Records Administration, Patient           $ ********
and Caregiver Lunches, Patient Transport and Administrative Fee
----------------------------------------------------------------------------------------------
*** Processing                                                                    $ *****
----------------------------------------------------------------------------------------------
******************************                                                    $ ******
----------------------------------------------------------------------------------------------

TOTAL COSTS PER SUBJECT                                                           $ ********
----------------------------------------------------------------------------------------------
TOTAL GRANT REQUEST (Total Cost
      Per Subject x Number of Subjects)                                           $ *********
------------------------------------------------------------------------------- ==============
SUBMITTED: MEDICAL DIRECTOR            DATE     SIGNATURE OF PRINCIPAL INVESTIGATOR(S)   DATE
           CLINICAL NEUROSCIENCE
F. Jacob Huff, M.D.                             Turan Itil, M.D.
----------------------------------------------------------------------------------------------
APPROVED:                              DATE
HOECHST-ROUSSEL PHARMACEUTICALS INC.            Rebecca A. Hyde
                                                Business Director Neuroscience
----------------------------------------------  ---------------------------------------------
COPIES TO:   CRD CENTRAL FILES  o   FINANCE AND ACCOUNTING  o   SPONSOR  o   INVESTIGATOR




HOECHST MARION ROUSSEL, INC.
Route 202-206 .  P.O.  Box 6800 . Bridgewater, NJ 08807-0800
Telephone (908) 231-2000
----------------------------------------------------------------------
Direct Dial (908) 231-3138
Fax:  (908) 231-3324





                                                June 14, 1996


Turan Itil, M.D.
HZI Research Center, Inc.
150 White Plains Road
Tarrytown, NY 10591

RE: ********************* AMENDMENT 6 - AGREEMENT FOR METHOD OF PAYMENT

Dear Dr. Itil:

By signing this letter and the attached schedule you agree to the method of payment described below for this ****** study amendment for an open-label extension of treatment.

Payments will be issued for work done on the basis of the number of visits completed in the treatment extension period by each subject during the interval following the previous payment. The table attached provides the amount payable for each completed visit. Costs for prematurely terminated payments will be paid on the basis of work done referring to the unit costs in the attached table.

As indicated in the protocol, HMR reserves the option to discontinue the study at your site at any time following initiation. In this event, HMR would reimburse your site only for expenses incurred to that point.

We look forward to hearing from you.


                                                With best regards,




                                                Dr. Ralph J. Nash
                                                Associate Director
                                                Clinical Neuroscience



I accept the conditions of payment specified in this letter and the attached table.


------------------------------------            -------------
Investigator's Signature                        Date

Note:  Also sign attached table




******************* AMENDMENT 6    METHOD OF PAYMENT SCHEDULE
---------------------------------------------------------------------------------------------------------------
                 VISIT    14      15     16     17     18     19     20     21     22      23     24
PROCEDURE                                                                                               TOTAL
****                       **      **            **            **            **                           ***
***                                **                                                                      **
***                                **                                                                      **
****                               **                                                                      **
***                                **                                                                      **
****                              ***                                                                     ***
**********                        ***                                                                     ***
******************         **      **            **            **            **             **     **     ***
******************                 **                                                                      **
******************         **      **            **            **            **             **     **      **
***                        **      **                                                              **     ***
***********                **      **     **     **     **     **     **     **     **      **     **     ***
**************            ***     ***                         ***                                 ***     ***
**********                ***     ***                         ***                                 ***     ***
******************                 **     **     **     **     **     **     **     **      **     **     ***
*****                      **      **     **     **     **     **     **     **     **      **     **    ****
**************                     **                                                                      **
******************         **      **     **     **     **     **     **     **     **      **     **     ***
                TOTALS    ***     ***    ***    ***    ***    ***    ***    ***    ***     ***    ***    ****
---------------------- ------  ------ ------ ------ ------ ------ ------ ------ ------  ------ ------ -------


I ACCEPT THE METHOD OF PAYMENT DESCRIBED ABOVE.    ___________________________________
                                                    SIGNATURE                                        DATE



PORTIONS OF THIS EXHIBIT IDENTIFIED BY "***" HAVE BEEN DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE FREEDOM OF INFORMATION ACT.



                                EXHIBIT 10(H)(v)

                         Unimed Pharmaceuticals, Inc.

                              Research Agreement

                            Study No.: **********



Agreement made this 6th day of December, 1996, by and between the New York Institute for Medical Research, a private no t-for-profit corporation in the public service, organized and existing under the laws of the State of New York and having its offices 150 White Plains Road, Tarrytown, NY 10591 (hereafter called "the Institute"), and Unimed Pharmaceuticals, Inc., organized and existing under the laws of the State of Delaware and having its offices at 2150 E. Lake Cook Road, Buffalo Grove, IL 60089-1862 (hereinafter called "the Sponsor").

1.  The Institute will undertake the project entitled ******************
************************************************************************
***********************************************************************
***********************************************************************
********************************************************************
******. (Sponsor Study **************; hereinafter called "the Study".

2. The Scope of Work. The work to be performed is as described in the attached protocol labeled Exhibit "A".

3. Principal Investigator. The project will be under the supervision of Turan M. Itil, MD, Chairman of the Institute. The Principal Investigator will be responsible for the direction of the Study in accordance with all applicable Institute policies and all applicable laws and regulations, including but not limited to Federal Food, Drug and Cosmetic Act regulations and guidelines. If during the performance period (as hereafter defined) the Principal Investigator shall cease to supervise the Study, then the Institute shall so notify the Sponsor and shall endeavor to find a Principal Investigator or Principal Investigators acceptable to the Sponsor to continue the supervision of the Study in place of the Principal Investigator. If the Institute Is unable to find such a Principal Investigator acceptable to the Sponsor, which acceptance shall not unreasonably be withheld, within two months after such notice to the Sponsor, this Agreement may be terminated by either party upon written notice to the other party.

4. Period. The period of performance will be December 6, 1996, to December 2, 1997.

5. Payments. In full compensation for the performance of the Study by the Institute, the Sponsor shall pay the amount of $*******. The mutually agreed upon budget is attached here to as "Exhibit B.. Payment of the $******* shall be made in accordance with the mutually agreed open payment schedule attached hereto as "Exhibit "C". No payment will be made for ineligible subjects enrolled into the Study. Checks will be made payable to "HZI Research Center Inc., 150 White Plains Rd., Tarrytown, NY, 10591. Payments will be sent c/o Dr. Itil who will be responsible for ensuring deposit in the proper study account.

6. Inventions and Patents. All results, discoveries, and inventions developed as a direct result of Unimed- Sponsored Study ********** by the Institute, its agents, employees, or any other person Involved In the Study, including the Principal Investigator, shall be the exclusive property of the Sponsor, but the Institute may have access to the data for internal purposes.

7. Confidential Information. (a) Confidential Information as used herein shall mean compounds or substances and information or data in written or tangible form delivered by or on behalf of the Sponsor hereunder for the performance of the Study and which is clearly labeled as confidential by the Sponsor. Oral discussions between the Sponsor and the Institute shall be deemed confidential unless otherwise stipulated by the Sponsor. Confidential Information will not include any information that: (i) was known by the Institute prior to its receipt from the Sponsor; (ii) is generally publicly known or becomes publicly known subsequent to its receipt from the Sponsor through no fault of the Institute; (iii) Is hereafter developed by the Institute Independent of any disclosure by the Sponsor hereunder; or, (iv) is received by the Institute from another party not under an obligation of confidentiality to the Sponsor. (b) Both parties recognize that the industrial standards for handling Confidential Information may not be appropriate in academic settings. However, the Institute agrees to retain Confidential Information In such confidence as the Institute retains its own Confidential Information, not to reveal such Confidential Information to third parties, except, as required, to the Food and Drug Administration (FDA), without the prior written permission of the Sponsor, and to use such Confidential Information only for the purpose of conducting the research or work hereunder. At the termination of this agreement, all Confidential Information (including copies and unused substances) will be returned to the Sponsor, except that the Institute may retain one copy of such Confidential Information for archival purposes only. (c) The results of the Study shall be treated in confidence by the Institute, except that the Institute retains the right to publish any and all of its Study results, subject to the terms of Section 10 below. (d) The Sponsor shall have the right to use, copy and distribute as it sees fit any of the published results of the Study and to use and copy unpublished research results, provided that the Sponsor may not use the name of the Institute and its officers, agents or employees for any public or commercial purpose, including advertising, promotional or sales literature or product labeling without the prior written consent of the Institute. (e) The Institute and the Sponsor shall hold the business terms of this Agreement in confidence and shall not disclose them or any of them to any third party except with prior written consent of the other party or as otherwise required by law or regulation.

8. Termination. (a) This project may be terminated by the Sponsor upon thirty (30) days written notice. In the event of termination by the Sponsor, the Institute will be reimbursed for all costs incurred and all non-cancelable commitments under Section 5. In the event of termination by the Institute pursuant to Section 3 above, any unexpended or unobligated balance of funds advanced by the Sponsor shall be refunded to the Sponsor. Except in accordance with Section 3, the Institute may not terminate the Study prior to completion of all pending assignments. (b) sections 6, 7, 9, 10, 11 and 14 of this Agreement shall survive termination or expiration of this Agreement.

9. Use of the Name of the Institute. The Sponsor shall not make use of the Institute's name or the name(s) of any member of its staff for publicity or advertising purposes, except with the consent of, and to the extent approved by, the Institute.

10. Publications and Copyrights. (a) It is understood that the Institute is involved in medical research and education. As such, it retains the exclusive right of first publication of the results of this research in peer- reviewed technical Journals and the like. The subject matter of such publication shall not contain information about the processes or methods of the Sponsor, and shall be confined to a statement of new discoveries and interpretations of scientific fact. The Sponsor shall have the right to review any proposed publication before submission to technical journals and the like. Prior to submission for publication of a manuscript describing the results of any aspect of the Study, the Institute shall send the Sponsor a copy of the manuscript to be submitted, and shall allow the Sponsor thirty (30) days from the date of receipt to review the manuscript. The purposes for such review are: 0) to provide the Sponsor with the opportunity to review and comment on the contents of the proposed publication; (ii) to Identify any Confidential Information belonging to the Sponsor to be deleted from the proposed publication; and, (iii) to allow the Sponsor to determine whether the manuscript contains subject matter for which patent protection should be sought prior to publication of such manuscript. Should the Sponsor believe the manuscript contains Confidential Information belonging to the Sponsor or that the subject matter of the manuscript contains a patentable Invention, then prior to the expiration of thirty (30) days from the date of receipt of such manuscript to the Sponsor by the Institute, the Sponsor shall give written notification of such determination to the Institute. (b) The Institute agrees that no data will be disclosed to any outside persons until the tests are complete, codes have been broken, and statistical analysis completed. (c) The to, and the right to determine the disposition of, any copyrights, or copyrightable material, first produced or composed in the performance of this research, shall remain with the Institute, provided that the Institute shall grant to the Sponsor an irrevocable royalty free, non-exclusive right to reproduce, translate, and use all such copyrighted material for its own purposes.

11. Records and Reports. (a) A final report of the progress of the work shall be made to the Sponsor by the Principal Investigator within 45 days of completion. For projects lasting more than six months, Interim reports may be requested by the Sponsor at no more than four-month Intervals. (b) Progress reports and data are to be maintained on a current basis by the Institute and made available to authorized representatives of the FDA or the Sponsor. Any FDA or Sponsor request for a follow-up report of the study will be expedited. In the event of a request for an audit or report by the FDA, the Institute shall notify the Sponsor immediately and prior to any response. Study records include laboratory data and analyses based on that data. The Principal Investigator shall be responsible for the accuracy and completeness of the data for each patient. The Institute shall retain records for a period of two (2) years after the NDA approval or discontinuation of the IND. If the Principal Investigator moves during this time, the Institute shall notify the Sponsor concerning the location of the records of the Study. The Institute must contact the Sponsor prior to disposing of any records related to the Study.

12. Changes. The Sponsor or the Institute may, at any time, in writing to each other, suggest and by mutual agreement make changes within the general scope of the work, including but not limited to: (a) revising or adding to the work or deleting portions thereof, (b) revising the period or schedule of performance, or (c) increasing or decreasing the total cost. Upon receipt of such notice of change and their mutual agreement thereto, the parties shall immediately use their best efforts to take all necessary steps to comply therewith.

13. Use of Drugs and/or Chemicals. If drugs and/or chemicals are supplied by the Sponsor, and if requested by the Institute, the Sponsor agrees to accept unused portions of drugs and/or chemicals supplied by the Sponsor under this Agreement, including the containers in which the drugs and/or chemicals are shipped, provided that said drugs and/or chemicals and containers are properly labeled by the Institute, upon the return to the Sponsor. Further, for each drug and/or chemical supplied under this Agreement, the Sponsor agrees to furnish the Institute with sufficient information to permit reasonable interpretation of the results obtained in the investigations described herein, and to identify precautions needed to help protect the health and safety of personnel using the drugs and/or chemicals.

14. Indemnification. (a) The Sponsor agrees to indemnify and hold harmless the Principal Investigator, the Institute, its agents, officers, and employees against any and all losses, expenses, claims, actions, lawsuits and Judgments thereon (including reasonable attorney fees through the appellate levels), which may be brought against the Institute and Hs agents, officers, and employees by reason of personal injury, illness or death to any person as a result of administration of the medication provided that any loss, liability or damage resulting from:
(i) failure to adhere to the terms of the Protocol or the Sponsor's written instruction relative to the use of the investigational drug; (ii) failure to comply with generally accepted medical standards or any applicable FDA, NIH or other governmental requirements; or, (iii) acts of negligence or willful malfeasance by the Principal Investigator, the Institute, Hs agents of any of these or any other person associated with the Institute who participates in any professional or technical activities of the study is excluded from this agreement to indemnify, defend and hold harmless. Administration of medication or placebo, or other treatment pursuant to the Protocol shall not be considered negligence by the Institute. In the event any such claim is made or lawsuit is initiated, the Institute shall notify the Sponsor within ten
(10) days of receipt of notice of claim in writing and shall cooperate fully In the defense of such lawsuit and permit the Sponsor or it insurance carrier to defend such a claim or lawsuit. The provisions of this paragraph shall continue after the termination of this agreement.
(b) The institute and the Principal Investigator agree to notify the Sponsor as soon as they become aware of a claim or action and to cooperate with and to authorize the Sponsor to carry out sole management and defense of such claim or action. (c) Neither the Principal Investigator, the Institute, nor its officers, agents or employees shall compromise or settle any claim or action without the prior written approval of the Sponsor. (d) The Institute agrees to indemnify the Sponsor, its employees and agents for the cost of defense and damages awarded, if any, arising out of any claim or lawsuit brought by a subject who has become 111 or physically Injured or has suffered complications of any underlying injury as a result of the negligence or willful malfeasance of the Principal Investigator, or the Institute's employees or agents, or the failure of the Principal Investigator, or the Institute's employees or agents to conduct the Study In accordance with the Protocol, directions, instructions and precautions communicated by the Sponsor, or generally accepted medical standards, or to comply with any applicable FDA, NIH or other governmental requirements.

15. Insurance. Within thirty (30) days after the effective date of this Agreement, the Sponsor shall furnish evidence to the Institute that the Sponsor has sufficient financial protection to satisfy the indemnification obligations set forth in this Agreement. Such evidence shall be in the form of a letter accompanying the Sponsor's audited financial statements in which an authorized official of the Sponsor indicates that the Sponsor has sufficient assets to cover potential losses which might arise in connection with the Sponsor's indemnification obligations. The Institute will inform the Sponsor if such protection is not acceptable.

16. Notices. All communications, reports, and notices required or permitted hereunder shall be deemed sufficiently given if in writing and personally delivered or sent by facsimile or registered mail, postage prepaid, return receipt requested, addressee to the parties as follows or at such other address as a party shall have given notice Of pursuant hereto:

            If to the Sponsor:

            Robert E. Dudley, Ph.D.
            Vice President, Clinical & Regulatory Affairs
            Unimed Pharmaceuticals, Inc.
            2150 E. Lake Cook Road
            Buffalo Grove, IL 60089-1862
            Telephone: (800) 864-6330, Extension 3010
            Facsimile: (847) 541-2569

            If to the Institute:

            Turan M. Itil, MD, Chairman
            New York Institute for Medical Research
            150 White Plains Road
            New York, NY 10591
            Telephone: (914) 631-8998
            Facsimile: (014) 631-8816


17. Laws and Regulations. This Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the State of New York. The Sponsor and the Institute shall cooperate with the Institute In complying with any applicable Federal, state and local laws, regulations and policies governing research. In like manner, the Principal Investigator and the Institute agree to conduct Study ********** in accordance with all applicable Institute policies and all applicable laws and regulations and other governmental requirements, including but not limited to Federal Food, Drug and Cosmetic Act regulations.

18. No Assignment. The Institute shall not have the right to assign, delegate or transfer at any time to any party, In whole or In part, any or all of the rights, duties and interest herein granted without first obtaining the written consent of the other party to such assignment.

19. Miscellaneous. (a) If any provision of this Agreement Is determined to be Invalid or void, the remaining provisions shall remain in effect.
(b) No waiver by either party of any non-performance or violations by the other party of any of the covenants, obligations or agreements of such other party hereunder shall be deemed to be a waiver of any subsequent violation or non-performance of the same or any other covenant, agreement or obligation, nor shall forbearance by any party be deemed to be a waiver by such party of its rights or remedies with respect to such violation or non-performance. (c) The descriptive headings contained in this Agreement are included for convenience and reference only and shall not be held to expand, modify or aid in the interpretation, construction or meaning of this Agreement. (d) It is not the intent of the parties to create a partnership or joint venture or to assume partnership responsibility or liability. The obligations of the parties shall be limited to those set out herein and such obligations shall be several and not joint.

20. Entire Agreement. This Agreement, including all Exhibits referenced herein, shall be the complete Agreement of the parties hereto and shall supersede all prior agreements and understandings, oral or written, between the parties respecting the subject matter hereof.

            The respective parties have executed this Agreement on the dates indicated below.

HZI RESEARCH CENTER:                       SPONSOR:


--------------------------------           ----------------------------------
Institute Official                         Sponsor Official


Kurt Z. Itil, MD                           Robert E. Dudley, Ph.D.
--------------------------------           ----------------------------------
Typed Name                                 Typed Name

President                                  VP, Clinical & Regulatory Affairs
--------------------------------           ----------------------------------
Title                                      Title

--------------------------------           ----------------------------------
Date                                       Date



NEW YORK INSTITUTE FOR
MEDICAL RESEARCH:

I agree to act as Principal Investigator for the project described above:


--------------------------------
Principal Investigator


Turan Itil, MD
--------------------------------
Typed Name

Chairman
--------------------------------
Title


--------------------------------
Date





PORTIONS OF THIS EXHIBIT IDENTIFIED BY "***" HAVE BEEN DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE FREEDOM OF INFORMATION ACT.



                                EXHIBIT 10(j)

                           CLINICAL TRIAL AGREEMENT

      Key Principles. This Clinical Trial Agreement ("Agreement") is made this 20th day of April, 1996 by the Pharmaceuticals Division, Ciba-Geigy Corporation, with offices at 556 Morris Avenue, Summit, New Jersey 07901 ("Ciba") and New York Institute, with offices at 150 White Plains Road; Tarrytown, New York ("Institution"). In addition, Islah Ahmed, M.D. ("Investigator") agrees to assume certain specific responsibilities designated herein.

      1. Scope. The purpose of this Agreement is to describe the responsibilities of the parties in the performance of a clinical trial of ************* in patients with ************** ************** ("Trial").

      2. Statement of Work and Payments. The clinical research protocol entitled "**************************************************************
************************************************************************
***********************************************************************"
("Protocol") separately provided to Institution and Investigator, and as may be modified by protocol amendment from time to time, is made a part hereof The 'Total Grant Cost Per Patient" to Ciba for the completion of this Trial by Institution shall not exceed the amount so designated in the Trial "Ciba Grant Development Worksheet" ("Budget") attached as Exhibit 1 and made a part hereof Payments shall be made on the schedule set forth in
Exhibit 1 and by check in accordance with the information set forth in
Exhibit 2, Form ******.

      3. Project Timeline. This Trial will be initiated by Ciba and Institution on or about May, 1996 and the Core Trial will be completed no later than July 13, 1997, unless Ciba, by written notice to Institution, extends this period. Institution/Investigator will make best efforts to provide * patients for this trial.

      The extension portion of the Trial will continue until ************* is registered and launched in the US, or US development of this compound terminates. The number of patients in the extension is dependent upon the number of patients completing the Core Trial and entering the Extension Trial.

      4. Advertisements. Investigator must inform the IRB should he utilize advertisements to recruit Trial subjects/patients. Investigator must give a copy of the proposed advertisement to Ciba and the IRB for approval. Any promotional representation or suggestion that an investigational drug is safe or effective for the purposes for which it is offered under investigation, is a violation of federal regulations 21 CFR 312.7 (a).

      5. Obligations. Ciba will provide all supplies of ************* and placebo necessary to conduct the Trial. institution will provide appropriate personnel and facilities to carry out this Trial, and further agrees that it will carry out this Trial in compliance with this Agreement, the Protocol, CBI directions/procedures, Good Clinical Practice regulations and all other applicable federal, state, local, foreign and Institution's regulations or guidelines governing the conduct of such trials.

      6. Confidentiality. All oral and written information exchanged by the parties both prior to the initiation, and during the course of this Trial shall be considered confidential and proprietary. This information will not be used for any purpose other than this Trial or disclosed in any way by Institution and Investigator or any of Institution's staff members. This obligation will not apply to information which (a) at the time this Agreement is signed (or thereafter) is publicly available; (b) is possessed by Institution or Investigator at the time of disclosure by Ciba from a source other then Ciba; (c) is acquired from a third party who has the right to disclose such information; or (d) is required by law to be disclosed. In the event that information is required to be disclosed, the party required to make disclosure shall notify the other to allow that party to assert whatever exclusions or exemptions may be available to it under such law or regulation.

      7. Property. It is understood that all rights, title and interest to the data and results arising from this Trial are the exclusive property of Ciba. Ciba may use this information in any way it sees fit, including, but not limited to, regulatory filings, publication, disclosure to affiliates and third parties.

      8. Publication. Upon request, Institution and Investigator shall provide access to Ciba (or its employees or agents) to any and all information collected on behalf of Ciba or bearing on any work done in connection with this Trial. Any proposed publication, lecture, manuscript, poster presentation or other dissemination of the data and results of this Trial ('Publication") by Institution and/or Investigator shall be submitted to Ciba at least forty-five (45) days prior to its submission for publication or use for Ciba's review, comment and approval. It is mutually agreed that such approval shall relate to issues such as ensuring accurate presentation of data and/or protection of proprietary information, but in no case shall extend to the refusal to approve merely because such data may have an undesired impact upon Ciba's commercial activities. Ciba's comments shall be provided without undue delay. Final wording and/or disposition of the Publication shall be agreed to by the parties. Data and results from this Trial shall not be disclosed to any third party except pursuant to the publication procedure above.

Institution and Investigator understand and agree that the Trial is a multicenter clinical trial of ************ and that a multicenter publication will be prepared and published. Institution and Investigator further understand and agree that they will not publish the results of their participation in the Trial for a period of one ( 1) year after completion of the Trial in its entirety, allowing for the review and analysis of the Trial results and the preparation and publication of the multicenter manuscript. Institution and Investigator will be acknowledged in such multicenter publication.

      9. Ownership. Neither Institution nor Investigator shall acquire any rights of any kind in ************ or its uses as a result of participation in this Trial. Ciba and Institution and Investigator understand and agree that all rights, title and interest in and to inventions arising out of this Trial, and know-how incident thereto, and any patent applications and resultant patents derived therefrom, shall be owned by Ciba.

      10. Assignments. This Agreement, and all rights and obligations hereunder, are personal to the parties signing it and may not be assigned without the express written consent of the other party, except that Ciba may assign this Agreement and all its right and obligations hereunder to a successor or assignee of the business to which this Agreement relates. Islah Ahmed, M.D. is considered to be essential to the work performed on this Trial. Substitution of Islah Ahmed, M.D. or substantial changes in his level of participation or the assignment of his rights or obligations hereunder may not be made without the express written approval of Ciba.

      11. Publicity. Neither party shall use the other party's name nor issue any public statement about this Agreement, including its existence, without the prior written permission of the other party, except as required by law (and, in such case, only with prior notice to the other party). Such prior permission shall not be unreasonably withheld. The Parties agree that in order for Institution to satisfy its reporting obligations, it may identify Ciba as he Trial sponsor and the amount of funding received from Ciba for the Trial, but will not include in such report any information which identifies the name of the Trial compound or the therapeutic areas of the Trial.

      12. Choice of Law. This Agreement shall be construed and the rights of the parties determined in accordance with the laws of the State of New York.

      13. Indemnification. Ciba will indemnify, defend and hold harmless Institution and Investigator (collectively "Indemnitees") from any liability for damages imposed by law for drug- related injuries to subjects arising out of the Trial.

Ciba shall have no obligation of indemnification hereunder for any loss or damages arising out of the negligence or willful misconduct of Indemnitees in connection with the conduct of the Trial. This indemnification by Ciba is expressly conditioned upon adherence by Indemnitees in all respects to the Protocol and compliance with the applicable requirements of the Food and Drug Administration. Ciba reserves the right to approve all proposed settlements for damages for which it will be required to make payments hereunder. Additionally, Ciba reserved the right to approve any attorney for whose fees it may be liable and to control the defense or disposition of any claim. Under all circumstances, Institution shall notify Ciba in writing within seven (7) days of receipt of any claim, demand or the service of any complaint.

      14. Termination. Either party may terminate this Agreement upon thirty (30) days prior written notice to the other party. In the event that Ciba exercises this right, Ciba will reimburse Institution for costs and non-cancelable commitments incurred prior to the giving of such notice, and shall not be responsible, after such termination, for any other amounts set forth in this Agreement. Ciba may, in its sole discretion, terminate this Trial if it determines that an emergency or other condition requires this Trial to be terminated.

      15. Understanding. This Agreement (including exhibits and the Protocol) constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements or understandings, oral or written. In case of any conflict between the body of this Agreement and any of he exhibits hereto or the Protocol, the body of this Agreement shall prevail. This Agreement may be modified only by a document signed by all parties hereto.

      Agreement and Authorization. The parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Pharmaceuticals Division            New York Institute
Ciba-Geigy Corporation

By:----------------------------     By:-----------------------------------
      Amy E. Schecterson

Title:Medical Research Associate    Title:--------------------------------
      Clinical Operations

                                    I have read this Agreement and
                                    understand and accept my obligations
                                    hereunder.


                                    By:-----------------------------------
                                          Islah Ahmed, M.D.




Clinical Research Agreement

PORTIONS OF THIS EXHIBIT IDENTIFIED BY "***" HAVE BEEN DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED, AND THE FREEDOM OF INFORMATION ACT.



                              EXHIBIT 10(H)(iv)

                                Boehringer
                                 Ingelheim

                        CLINICAL RESEARCH AGREEMENT

This is an Agreement made by and between Boehringer Ingelheim
Pharmaceuticals, Inc., having its principal office at 900 Ridgebury Road, Ridgefield, Connecticut 06877 (hereinafter called "BIPI") and HZI
Research Center, Inc. having its principal office at 150 White Plains Road, Tarrytown, New York 10591 (hereinafter called "HZI").

                        BACKGROUND OF THE AGREEMENT

Under this Agreement, BIPI will sponsor and HZI will conduct a clinical study to establish the effects of **************************** on
*****************************
*********************************************, according to BIPI's clinical study *******. Turan M. Itil, M.D., a staff member of HZI, shall act as Principal Investigator.

1.     DESCRIPTION OF WORK TO BE PERFORMED

      HZI acting through Turan M. Itil M.D., as Principal Investigator (hereinafter referred to as "INVESTIGATOR"), shall carry out a clinical study of *********** according to the Protocol
      *******************************************************
      *********************************************************
      ***************************************************************
      ************************attached hereto as Exhibit I and incorporated herein by reference (hereinafter referred to as the "STUDY"). The protocol for the STUDY may be amended from time to time by the parties hereto.

      In addition, HZI, acting through its Principal Investigator Dr. Itil, will gather data from ************* (******), perform a database comparison, analysis and statistical strategies as outlined in Appendix 11.11 of the attached Exhibit I.

2.    REIMBURSEMENT OF COST

      A. In support of the STUDY, BIPI shall pay HZI according to the itemized grant request and payment schedule attached hereto as
            Exhibit II and Exhibit IIa. In support of the services to be performed in accordance with Appendix 11.11 *********** (******) in Exhibit I, BIPI shall pay HZI as outlined in the itemized request, attached hereto as Exhibit III. In the event the protocol is amended, the money may be adjusted.

      B. Payments shall be by company checks made payable to HZI Research Center, Inc. and mailed to: Attn.: Kurt Itil, Ph.D., 150 White Plans Road, Tarrytown, NY 10591, Tax I.D. No. 13-2772841. The Internal Revenue Service requires us to have one record, either a Social Security number or Tax I.D. Number for each payee. Please be sure the payee and the number you provide are an exact match with that which is listed with the IRS or SSA.

3.    PERSONNEL

      The STUDY shall be performed by personnel assigned thereto by HZI, who shall work under the supervision and direction of Turan M. Itil, M.D., who shall be designated the Principal Investigator. HZI shall promptly notify BIPI should Dr. Itil no longer be able to function as Principal Investigator. In such event, BIPI may, at its discretion, terminate this Agreement, such termination being BIPI's sole remedy against HZI.

      This Agreement is not to be construed as creating any employment or agency relationship between INVESTIGATOR and BIPI. It is understood and agreed that INVESTIGATOR and HZI will be acting as independent contractors and not as employees or agents of BIPI during the term of this Agreement.

4.    PROPRIETARY INFORMATION

      All information of BIPI (including, but not limited to, information, data, know-how or chemical or biological samples) which is disclosed or given by BIPI to HZI in connection with the STUDY to be performed hereunder and which is identified in writing by BIPI as being proprietary shall be referred to for the purpose of this Agreement as Proprietary Information. HZI receiving Proprietary Information shall, throughout the original or extended term hereof, and for five years thereafter, treat the same as confidential; that is, HZI shall refrain from using such Proprietary Information for any purpose except the conduct of the STUDY and shall further refrain from disclosing the Proprietary Information to any third party, absent the prior written permission of BIPI. HZI shall make those staff members who are assigned to the STUDY aware that they, too, are to treat the Proprietary Information as confidential. These obligations of confidentiality shall not apply to information which:

      A.    was known to HZI party prior to disclosure;

      B. at the time of disclosure was generally available to the public, or which after disclosure becomes generally available to the public through no fault of HZI;
      C. is hereinafter made available to HZI by a third party having the apparent right to do so; or,
      D.    is developed independently by HZI..

5.    STUDY RESULTS

      HZI agrees that any or all information resulting from, or generated or developed by the STUDY is the property of BIPI and may be used by BIPI in connection with any of its research, development, marketing, or promotional activities, and may be disclosed by BIPI to third parties, including without limitation, other clinical INVESTIGATOR, consultants, the Food and Drug Administration (herein "FDA"), and other federal, state, and/or local regulatory agencies.

6. The parties shall indemnify each other as provided below:

      A.    BIPI  Indemnity

            (1) BIPI undertakes to indemnify and hold harmless; HZI, Principal Investigator, HZI's trustees, officers, agents, employees, students, persons holding academic appointments within HZI, and affiliated hospitals, from any and all liability, loss or damage they may suffer as the result of claims, demands, costs, including reasonable attorneys' fees, or judgments against them arising out of activities to be carried out in performance of the STUDY and the Statement of Investigator FDA Form 1572; provided however, that BIPI will not be responsible for any losses or claims, including attorneys' fees and court costs, arising from any injuries or damages that are a result of:

                  a) the sole negligence or intentional misconduct of HZI, the Principal Investigator, or HZI employees;
                  b) research activities conducted contrary to the provisions of theProtocol or outside the scope of the Protocol;
                  c) actions by HZI in violation of applicable laws or regulations, orin violation of any written instructions from BIPI;
                  d) unauthorized warranties by HZI relating to the Product.

            (2) BIPI agrees to provide a diligent defense against any claims brought against HZI, Principal Investigator, trustees, officers, agents, employees, students, persons holding academic appointments within HZI and affiliated hospitals with respect to the subject of the indemnity contained in this section, whether such claims or actions are rightfully or wrongfully brought or filed.

B.    HZI Indemnity

      (1) HZI undertakes to indemnify and hold harmless BIPI, its officers, agents and employees, from any and all liability, loss or damage they may suffer as a result of claims, demands, costs, including reasonable attorneys' fees, or judgments against them arising out of activities to be carried out in performance of the STUDY and the Statement of Investigator FDA Form 1572 for the STUDY, where such injury results from a failure to adhere to the terms of the applicable protocol(s) or negligence in attending to a research subject.

      (2) HZI agrees to provide a diligent defense against any claims brought or actions filed against BIPI, its officers, agents, and employees, with respect to the subject of the indemnity contained in this section, whether such claims or actions are rightfully or wrongfully brought or filed.

C.    Conditions of Indemnity

      Any party (hereinafter referred to as the "Indemnified Party") wishing to be indemnified hereunder shall:

      (1) promptly after receipt of notice of any complaint or the commencement of any action, suit or proceeding giving rise to the right or indemnification, notify the other party thereof in writing of all particulars known to the Indemnified Party and enclose a copy of all papers served;

      (2) permit the other party to retain counsel of that party's choosing to represent the Indemnified Party (but in the event that the other party does not choose counsel to represent the Indemnified Party, the Indemnified Party may select its own counsel, the fee and costs of which counsel will be borne by the other party); and

      (3) allow the other party to retain exclusive control of any such action, suit or proceeding including the right to make any settlement provided that the other party will not make any settlement which could reasonably be expected to have a negative effect on the reputation of the Indemnified Party, without the prior written consent of the Indemnified Party.

7.    TIME FOR COMPLETION OF STUDY

A.    HZI shall use reasonable efforts to complete the STUDY by January 31, 1998

B. Notwithstanding the foregoing, the STUDY may be terminated by BIPI at any time upon 30 days advance written notice to the HZI. Upon receipt of notice of early termination, HZI shall use its best efforts promptly to limit or terminate any outstanding commitments and to conclude the work. All costs incurred by HZI as a result of such termination shall be reimbursable including, without limitation, all non- reimbursed costs and non-cancelable commitments incurred prior to the receipt of the notice of termination.

8.    FORCE MAJEURE

      HZI shall not be liable for any failure to perform as required by this Agreement, to the extent such failure to perform is caused by any reason beyond HZI control, or by reason of any of the following: labor disturbances or disputes of any kind, accidents, failure of any required governmental approval, civil disorders, acts of aggression, acts of God, energy or other conservation measures, failure of utilities, mechanical breakdowns, material shortages, disease, or similar occurrences.

9.    SERENDIPITOUS INVENTION

      HZI shall retain exclusive ownership of any serendipitous invention conceived and first reduced to practice in the course of, and as part of or under the STUDY solely by an employee of HZI (hereinafter referred to as the INVENTION"). In consideration of BIPI's support of the STUDY as provided herein, HZI hereby grants to BIPI an option to obtain an exclusive, worldwide license (with right to grant sublicenses) under any patent claiming an INVENTION. In the event that BIPI elects to exercise its license option, HZI shall enter into negotiations in good faith as to the terms and conditions of the licensing agreement based on usual and customary commercial standards, but in no event shall HZI and BIPI be obligated to negotiate for more than six (6) months from the date of BIPI's exercise of its option hereunder.


10.   ASSIGNMENTS

      Neither HZI nor BIPI shall assign this Agreement to any other person without the prior written consent of the other, and any purported assignment without such consent shall be void.


11.   SEVERABILITY

      In the event that a court of competent jurisdiction holds any provision of this Agreement to be invalid, such holding shall have no effect on the remaining provisions of this Agreement, and they shall continue in full force and effect.


12.   ENTIRE AGREEMENT: AMENDMENTS

      This Agreement and the Appendices hereto contain the entire
      Agreement between the parties. No amendments or modifications to this Agreement shall be effective unless made in writing and signed by authorized representatives of both parties.


13.   GOVERNING LAW

      This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

      IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized or representatives.

BOEHRINGER INGELHEIM PHARMACEUTICALS, INC.


By:----------------------------------------
      J. Douglas Wilson, M.B., Ch.B., Ph.D.
      Senior Vice President
Title:Medical & Drug Regulatory Affairs
-------------------------------------------


Date:--------------------------------------

HZI RESEARCH CENTER, INC.

By:----------------------------------------
        Kurt Itil, Ph.D.
Title:President & CEO
-------------------------------------------


Date:--------------------------------------


ACKNOWLEDGED BY:


Signature:
-------------------------------------------
      Turan M. Itil, M.D.
      Principal Investigator

Date:
-------------------------------------------




PORTIONS OF THIS EXHIBIT IDENTIFIED BY "***" HAVE BEEN DELETED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED AND THE FREEDOM OF INFORMATION ACT.



                               EXHIBIT 10(i)

Boehringer Ingelheim Pharmaceuticals, Inc.              Consultant Agreement
                                                        October 1, 1997




October 1, 1997

Kurt Z. Itil, Ph.D.
(President & CEO)
HZI Research Center, Inc.
150 White Plains Road
Tarrytown, NY 01591

Dear Dr. Itil:

I am pleased to offer HZI Research Center, Inc. (hereinafter "HZI"), a consultantship with Boehringer Ingelheim Pharmaceuticals, Inc.
(hereinafter "BIPI"). We propose that the following be the terms and conditions of HZI's consultantship.

1. HZI's field of consultation to BIPI shall be to instruct and train ****************** investigators in the operational process of
      ****************************************.

2. HZI agree to be available to provide up to sixteen (16) hours of consultation to BIPI, at mutually agreeable times during the term of HZI's consultantship. All consultation shall be rendered at BIPI's facility located at 900 Ridgebury Road, Ridgefield, CT, or at some other mutually agreed upon location.

3. The term of HZI's consultantship shall be for seven (7) months, commencing on October 28, 1997 and ending on May 27, 1998, with renewal or extension possible if agreed to in writing by BIPI and HZI.

4. As compensation for HZI's services, BIPI shall pay HZI a consultant fee of ************************* ($***) per hour, not to exceed a total of ********************* ($*****). BIPI shall also reimburse
      HZI for reasonable expenses for travel, accommodations and other out-of-pocket expenses, which are incurred by HZI in connection with the performance of HZI's consulting services. Payment of the consultant fees and reimbursement of expenses shall be made within thirty (30) days of HZI's presentation of a statement to BIPI itemizing the hours of consultation provided and the expenses for which reimbursement is sought.

5. BIPI shall have the right to terminate this Agreement at any time by giving HZI notice of such intent. Upon receiving such notice, HZI shall cease all further work under the Agreement. BIPI shall be obligated to compensate HZI for all work done by HZI under the Agreement prior to HZI's receipt of such notice.

6. HZI shall not, without the prior written consent of BIPI, disclose to any third party, nor use for any purpose other than to provide consultation under this agreement, any information which is made available to HZI by BIPI, or any company which is affiliated with BIPI, during the course of HZI's consultantship, or any information which is derived by HZI directly from information which has been so provided to HZI. These obligations of confidentiality shall not apply to information which was known to HZI prior to receipt from BIPI or its affiliate, which is or becomes generally known to the public through no fault attributable to HZI, or which is hereafter made available to HZI by any third party have a right to do so.

7. BIPI shall own and have the exclusive right to use, for any purpose, all information, materials and reports which are provided by HZI and are developed or written by HZI during the course of or as a result of the consultation which HZI provide under this agreement, except information, materials and reports already existing and not developed by HZI for BIPI and HZI agree to assign to BIPI all right, title and interest in and to all inventions which are conceived or first reduced to practice by HZI during the course of or as a result of the consultation which HZI will provide under this agreement. In this regard, HZI further agree to cooperate with BIPI in the preparation, filing and prosecution of any patent application, or in the maintenance of any patent, claiming any such invention, and to execute any document required to vest title to such invention to BIPI.

8. With the exception of Paragraph 6, nothing in this agreement shall be construed as limiting HZI's right to publish scientific article provided that HZI supply BIPI with a copy of any draft manuscript, concerning or related to HZI's work under this Agreement, prior to its submission for publication, so that BIPI may evaluate such manuscript and determine whether it contains subject matter on which a patent application should be filed by BIPI pursuant to Paragraph
      7, or information which was made available to HZI by BIPI. At BIPI's request, HZI shall delay submission of such manuscript, for a period not to exceed ninety days, in order to enable BIPI to prepare and file a patent application, and shall delete from the manuscript any information which is to be treated as confidential pursuant to Paragraph 6.

9. It is agreed and understood that HZI's consulting services to BIPI shall be performed as an independent contractor and not as an employee or agent of BIPI.

10. HZI represent and warrant that HZI have the right to enter into this Agreement, to grant any licenses or rights specified herein, and that HZI have no preexisting obligations to other parties which might preclude HZI from carrying out any or HZI's duties or obligations under this Agreement. In particular, HZI represent and warrant that (a) HZI's work as a consultant for BIPI will not interfere in any way with HZI's responsibilities as an employee of any other party; and (b) HZI's consultation under this Agreement will relate only to HZI's general knowledge and expertise.

11. With the exception of Paragraph 6, above, nothing in this Agreement shall be construed as limiting HZI's right to provide consultation to other parties.

12. The obligations set forth in Paragraphs 6, 7, and 8 shall survive the termination of this Agreement.

If the terms and conditions set forth herein are agreeable to HZI, please sign and date both original copies of this Letter Agreement. One fully executed original of this Letter Agreement should be returned to BIPI whereupon it will become a binding Agreement between us.

Very truly yours,

BOEHRINGER INGELHEIM PHARMACEUTICALS INC.

By:------------------------------------------
      J. Douglas Wilson, M.B., Ch.B., Ph.D.
      Senior Vice President, Medical & Drug
        Regulatory Affairs

Date:----------------------------------------

HZI RESEARCH CENTER, INC.

By:------------------------------------------
      Kurt Z. Itil, Ph.D.
      President & CEO

Date:----------------------------------------




                               EXHIBIT 10(a)

                              NEUROCORP, LTD

                          1994 STOCK OPTION PLAN


1.    Purpose

      The purpose of the 1994 Stock Option Plan (the "Plan") is to motivate and provide an incentive for or consultants and consultants of Neurocorp, Ltd. (the "Company") and its subsidiaries to exert their best efforts on behalf of the Company by enabling and encouraging such individuals to acquire a greater stock interest in the business, encouraging their continued service, and promoting the interests of the Company and all its stockholders. In addition, the Plan is intended to permit the Company to compete with other companies offering similar plans in attracting and retaining the services of executive personnel.

2.    Types of Options

      Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("incentive Stock Options") meeting the requirements of Sections 422A of the Code or non-statutory options which are not intended to meet the requirements of Section 429A of the Code.

3.    Definitions

      (a)   "Board" - the Board of Directors of the Company.

      (b)   "Common Stock" - the common stock of the Company

      (c) "Fair Market" - the "fact market value" per share of Common Stock on a given date shall be determined by the Board with full authority and discretion, taking into account all factors customarily considered in determining fair market value; provided, however, in the event that the shares of Common Stock of Company are actively traded in an established market, fair market value shall be the "bid" price at closing on the date of the grant of the option.

      (d) "Financial Statements" - the financial statements of the Company.

      (e) "Options" - grants of options to purchase shares of Common Stock under the Plan.

      (f) "Option Right" - the right to purchase a share of Common Stock upon exercise of an Outstanding Option.

      (g) "Outstanding Option" at any time, an option to purchase Common Stock granted by the Company pursuant to the Plan, whether or not such stock option is at such time exercisable, to the extent that such stock option at such time has not been exercised and has not terminated.

      (h) "Participants" - or consultants or consultants to whom Options have been granted under the Plan. When appropriate and not otherwise indicated that the incapacity or death of a Participant terminates or limits his right under the Plan, the term "Participant" shall also be deemed to refer, in the event of the death or incapacity of a Participant, to his or her legal representative.

      (i) "Employee," "outstanding," and "subsidiary corporation" have meanings assigned them in Section 422A or 425 of the Internal Revenue Code of 1954, amended ("Code").

      (j) "Consultant" - a person or entity performifor the Company or its subsidiaries pursuant to a consulting agreement.

4.    Administration.

      (a) This Plan shall be administered by the Board (or a committee thereof) which may, from time to time, issue orders or adopt resolutions, not inconsistent with, the provisions of this Plan, to interpret the provisions and supervise the administration of the Plan. All determinations shall be made by an affirmative vote of a majority of the members of the Board at a meeting called for such purpose, or reduced to writing and signed by a majority of the members of the Board. Subject to the Company By-laws, all decisions made by the Board in selecting optionees, establishing the number of shares and terms applicable to each option, and in construing the provisions of this Plan shall be final, conclusive, and binding on all persons including the Company, shareholders, or consultants, and optionees. No option may be granted by the Board under the Plan which is not approved by at least two directors who are ineligible to receive options under the Plan.

      (b) Each option shall be evidenced by an Option Agreement which shall contain such term and conditions as may be approved by the Board, and shall be signed by an officer of the Company and the employee.

5.     Effective Date and Duration.

      The Plan shall become effective as of December 1, 1994. Unless sooner terminated by the Board, the Plan will terminate on November 30, 2004, and no Options may be made, granted, or assigned under the Plan after such date; however, shares issuable upon the exercise of Options granted on or prior to such date may bc subsequently delivered or made to Participants in accordance with the terms and conditions applicable to their respective Options.

6.    Eligibility

      (a) Options shall be made and granted under the Plan only to or consultants, including officers and directors who are or consultants of the Company and its subsidiaries who are responsible for the management, growth, and protection of the business of the Company or to consultants of the Company or its subsidiaries. The Participants shall be selected from time to time by the Board, on the recommendation of the Officers of the Company, from among those eligible.

      (b) Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as incentive Stock Options and shall be subject to the following additional teens and conditions:

      No employee shall be granted any Option if he personally owns voting stock having more than Ten Percent (10%) of the total combined voting power of all classes of outstanding stock of the Company. The aggregate fair market value (determined at the time the Option is granted) of shares as to which an Option may be granted under this Plan or under any similar program of the Company intended to qualify under Section 422 of the Code to any one employee in any calendar year shall not exceed $100,000 plus any unused limitation carry over to such year as determined under
      Section 422A of the Code.


7. Amendment and Termination of the Plan.

      The Board may at any time terminate the Plan, or from time to time make such amendments thereto, including additions or deletions, as the Board deems advisable, except that no amendment may adversely affect any Option, theretofore assigned, made or granted to a Participant. No amendment shall be made, however,unless approved by the Stockholders of the Company, which would (a) increase the maximum number of shares as to which Options may be granted, (b) extend the period during which Options may be granted, made, or assigned, (c) change the purchase price per share at which Options may be granted, (d) materially modify the requirements as to eligibility for participation in the Plan, (e) reduce the minimum time an Option must be outstanding before it may be exercised, (f) increase the maximum period for exercise of any Option, or (g) otherwise cause Rule 16b-3 of the Securities and Exchange Commission, or the equivalent thereof from time to time in effect, to become inapplicable.

8.    Miscellaneous Provisions.

      (a) Employment, No employees or consultants shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or consultant any right to be retained in the employ of the Company, or to limit the right of the Company or any subsidiary to terminate the employment of any Participant at any time, or to change the terms of such employment.

      (b) Nonalienation of Benefits. A Participant's rights and interests under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except as specifically provided in the Plan in the event of a Participant's death), including, but not by way of limitation, execution, levy, garnishments, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any Participant shall be subject to any obligation or liability of such Participant.

      (c) Effect Upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plan in effect for the Company or any subsidiary, and the Plan shall not preclude the Board from establishing any other forms of incentive or compensation for employee or consultant of the Company or any subsidiary.

9. Stock Subject to the Plan; Effect of Recapitalization, Merger, Etc.

      (a) Shares which may be subject to Options Granted. Subject to adjustments made pursuant subsection (b) of this Section 9, the total number of shares which may be granted under the Plan (which shares may be authorized but unissued shares or treasury shares) is $1,500,000 shares of common stock without par value. To the extent that any options granted under the program shall expire or terminate, in whole or in part' without having been exercised the number of shares subject thereto shall again become available for the granting of Options under the Plan and they may thus be reoptioned.

      (b)   Effect of Recapitalization, Merger, Etc.

            (i) In the event there is a change in, reclassification, subdivision, or combination of, stock dividend on, or exchange of stock, or other similar event, the number and class of shares subject to Options theretofore granted under the Plan and the price per share payable upon exercise of such Options shall be appropriately adjusted by the Board whose determination shall be conclusive.

            (ii) If, prior to the expiration of any Option granted under the Plan, there shall be a merger, consolidation, or reorganization of the Company with another corporation in which the Company is not the surviving corporation, the holder of any then outstanding Option shall thereafter be entitled to receive, upon exercise of the unexercised portion of the Option, the same number and laud of shares, securities, or other property (including cash) as he would have received had be exercised the unexercised portion of the Option immediately prior to such merger, consolidation, or reorganization. Notwithstanding the foregoing, any Participant may agree to the assumption of his Option by a corporation other than the Company, or the substitution of a stock option of a corporation other than the Company for his Option.

10.   Procedure for Granting  Options and Related Matters

      (a) Board to Make Determination. Subject to the terms, provisions, and conditions of the Plan, the Board shall (i) select the employees or consultants to whom Options shall be granted,
            (ii) determine the number of shares subject to each Option granted, (iii) determine the time or times when Options will be granted, (iv) determine the time or times, when each Option may be exercised within the limits' stated in the Plan, and
            (v) establish the fair market value of the shares, and the appropriate officers of the Company shall prescribe the form, which shall be consistent with the Plan, of the instruments evidencing any Options granted hereunder.

      (b) Requisite Action by Participants, Etc. As a condition to the granting of an Option, each Participant shall be required to enter into an Agreement (the "Option Agreement") with the Company which shall contain such provisions consistent with the Option Plan as may be prescribed by the Board, including such restrictions as to the transferability of the shares to be issued upon the exercise of an Option as the Board may, in its discretion, deem appropriate. Such restrictions may be for the purpose of assuring compliance with Federal and State securities laws (as contemplated by Section 13(d) hereof' or for other reasons deemed advisable by the Board.

11.    Option Price.

      The purchase price per share of Common Stock under each Option granted pursuant to the Option Plan shall be at least One Hundred (100%) percent of the "fair market value" per share of Comm.on Stock on the date such Option is granted.

12.   Duration of Options

      Except as provided in Section 15(c), each Option granted under the Plan shall terminate not later than ten (10) years after the date on which it was granted. The Board may, in its discretion, provide a shorter period for any individual Option or Options.

13.   Nontransferability of Options.

      No Option granted under the Plan shall be transferable by a Participant otherwise than by will or the Laws of Descent and Distribution; and an Option may be exercised, during a Participants lifetime by him or her.

14. Exercise of Options, Restrictions or, Exercise.

      (a) Each Option shall be exercisable according to terms set by the Board, at the time of the grant. The Board may direct that an Option become exercisable in installments, which need not be annual installments, over a period which may be less than the term of the Option. At such time as an installment shall become exercisable, it may be exercised at any time thereafter, in whole or in part, until the expiration or termination of the Option, unless otherwise provided in the Option Agreement referred to under Section 10(b), an Option granted under the Option Plan shall be exercisable, prior to the expiration or termination of the Option, in whole at any time or in part from time to time. Only full shares which a Participant is entitled to purchase will be issued; no fractional shares will be issued.

      (b) A participant may purchase shares pursuant to an Option granted under the Plan only by giving the Company written notice of his election to exercise the Option, specifying the number of shares to be purchased.

            Payment for the stock shall be in cash. A Participant shall have none of the rights of a Stockholder with respect to any shares as to which he or she has exercised an Option until the shares are issued to him or her.

      (c) Each Option granted under the Plan shall be subject to the condition that if, at any tune, in the opinion of counsel for the Company, the registration, listing, or qualification of the shares covered by any Option under the Securities Act of 1933, as amended (the "Act"), upon any securities exchange or under any state law, or the consent or approval of any governmental regulatory body or the updating, amendment, or revision of any registration statement, listing application, or similar document, is required as a condition of, or in connection with,, the purchase of shares under such Option, no such Option may be exercised unless and until such registration, listing, qualification, consent, approval, updating, amendment, or revision shall have been effected or obtained free of any conditions not acceptable to the Board; provided, however, that, subject to Section 15 hereof, if the right to exercise any Option is suspended for any of the foregoing reasons, the termination date for exercising such Option is extended for the length of time of the suspension or thirty (30) days after the date on which the holder of such Option is modified that such suspension of the right to exercise the Option has ended.

      (d) The Board may, as a condition to the exercise by a Participant of an Option, require that the Participant agree in writing that he will not dispose of the shares to be acquired upon such exercise in a transaction which, in the opinion of counsel for the Company, would violate the Act and the rules and regulations promulgated thereunder. The Board shall have the authority to require additional agreements or impose additional conditions which it reasonably believes are necessary to assure compliance with Federal and State securities and other laws.

      (e) The Board may require the Participant to continue his or her employment with the Company or the performance of services as a consultant for the Company as a condition precedent to the vesting of any Option granted hereunder.

15. Termination of Employment, Disability, Retirement or Death.

      No option may be exercised by an employee or consultant unless, at the time of such exercise, such optionee is, and has been continuously since the date of the grant of his or her option, employed by the Company or performing services pursuant to a consulting agreement with the Company, except that if and to the extent of the option agreement or instrument so provides:

      (a) The option may be exercised by an optionee within the period of three months after (i) the date the optionee ceases to be an employee of the Company or (ii) the date such optionee's consulting agreement with the Company is terminated (or within such lesser period as may be specified in the applicable option agreement);

      (b) if an optionee dies while in the employ of the Company, or while performing services pursuant to a consulting agreement with the Company or within three months after such optionee ceases to be such an employee or consultant, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in, the applicable option agreement); and

      (c) if an optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto which in the employ of the Company or while performing services pursuant toe consulting agreement with the Company, the option may be exercised within the period of one year after the date the optionee ceases to be such an employee or consultant because of such disability (or within such lesser period as may be specified in the applicable option agreement);

      provided, however, that in no event may any option be exercised after the expiration date of the option. For all purposes of the Plan and any option granted hereunder "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

16.   Effective Date of Plan

      The Plan shall become effective as of December 1, 1994.